UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025 (October 22, 2025)

Harvard Ave Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42887	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3rd Floor, 166 Yeongsin-ro

Yeongdengpo-gu, Seoul

07362, Republic of Korea

(Address of principal executive offices)

+82-10-8781-0823

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-tenth of one Class A ordinary share	HAVAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HAVA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Class A ordinary share	HAVAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 30, 2025, the Registration Statement on Form S-1 (File No. 333-284826) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Harvard Ave Acquisition Corporation, a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission. On October 24, 2025, the Company consummated the IPO of 14,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (each, a “Class A Ordinary Share”), and one right (each, a “Right”), each Right entitling the holder thereof to exchange for one-tenth of one Class A Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $145,000,000.

Substantially concurrently with the closing of the IPO, the Company completed (1) the private sale of 273,947 units (the “Private Units”), and 764,892 Class A Ordinary Shares (the “Private Shares” and together with the Private Units, the “Private Securities”) to Copley Square LLC, a Cayman Islands limited liability company (“Copley Square”), and (2) the private sale of 66,017 Private Units and 255,000 Class A Ordinary Shares to Northlake Partners Ltd., a British Virgin Islands company (“Northlake Partners” and together with Copley Square, the “Sponsors”). Each Private Unit consists of one Class A Ordinary Share and one Right. The Private Units are identical to the Units sold in the IPO, subject to limited exceptions as further described in the Registration Statement. The Private Securities were sold for an aggregate purchase price of $3,399,640.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	the Underwriting Agreement, dated October 22, 2025 (the "Underwriting Agreement"), between the Company and D. Boral Capital LLC, the representative of the underwriters of the IPO (the “Representative”);

●	the Rights Agreement, dated October 22, 2025, between the Company and Continental Stock Transfer & Trust Company (“CST”), as rights agent (the “Rights Agreement”);

●	the Private Placement Units and Restricted Share Purchase Agreement, dated October 22, 2025, between the Company and Copley Square;

●	the Private Placement Units and Restricted Share Purchase Agreement, dated October 22, 2025, between the Company and Northlake Partners;

●	the Investment Management Trust Agreement, dated October 22, 2025, between the Company and CST, as trustee;

●	the Registration Rights Agreement, dated October 22, 2025, among the Company, the Sponsors, and certain officers and directors of the Company;

●	the Letter Agreement, dated October 22, 2025, among the Company, the Sponsors, and certain officers and directors of the Company;

●	the Indemnity Agreement, dated October 22, 2025, between the Company and each of the officers and directors of the Company; and

●	the Administrative Service Agreement, dated October 22, 2025, between the Company and Copley Square.

The Underwriting Agreement is filed as Exhibit 1.1, the Rights Agreement is filed as Exhibit 4.1, and the other agreements set forth above are filed as Exhibits 10.1 to 10.7, respectively, to this report, and each of such exhibits is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 339,964 Private Units and 1,019,892 Private Shares to the Sponsors for an aggregate purchase price of $3,399,640. The Private Units are identical to the Units issued in the IPO. The Private Securities are subject to limited exceptions as further described in the Registration Statement. The issuance of the Private Securities was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on September 30, 2025, in connection with the effectiveness of the Registration Statement, Gary Dvorchak, Benjamin Berry, and Qing Tong became directors of the Company.

The board of directors of the Company has determined that each of Gary Dvorchak, Benjamin Berry, and Qing Tong are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and has determined that Qing Tong qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Gary Dvorchak, Benjamin Berry, and Qing Tong will serve as members of the audit committee, with Qing Tong serving as chair of the audit committee.

The Company will reimburse the officers and directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors at the closing of the Company’s initial business combination.

Other than as set forth in Item 1.01 of this report and the Registration Statement, none of the directors mentioned above are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to the Memorandum and Articles of Association.

On September 26, 2025, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association  is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 8.01 Other Events.

A total of $145,000,000, from the proceeds of the IPO and the sale of the Private Securities (net of transaction expenses and working capital) were placed in the Company’s trust account. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and dissolution expenses, the proceeds from the IPO and the sale of the Private Securities held in the trust account will not be released until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to (A) modify the substance or timing of obligation to redeem 100% of the Company’s public shares if the Company does not complete the Company’s initial business combination within 18 months from the closing of the IPO or up to 24 months (in the event the Company extends the period of time to consummate a business combination two times by an additional three months each time), or (B) with respect to any other provision relating to shareholder’s rights or pre-business combination activity, and (iii) the redemption of all the Company’s public shares if the Company is unable to complete its initial business combination within 18 months from the closing of the IPO (or up to 24 months from the closing of the IPO if the Company extends the period of time to consummate a business combination by the full amount of time), subject to applicable law.

On October 22, 2025, the Company issued a press release, a copy of which is filed as Exhibit 99.1 to this report, announcing the pricing of the IPO.

On October 24, 2025, the Company issued a press release, a copy of which is filed as Exhibit 99.2 to this report, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated October 22, 2025, by and between the Company and the Representative.

3.1	Amended and Restated Memorandum and Articles of Association, dated September 26, 2025.

4.1	Rights Agreement, dated October 22, 2025, between the Company and CST, as rights agent.

10.1	Private Placement Units and Restricted Share Purchase Agreement, dated October 22, 2025, between the Company and Copley Square.

10.2	Private Placement Units and Restricted Share Purchase Agreement, dated October 22, 2025, between the Company and Northlake Partners.

10.3	Investment Management Trust Agreement, dated October 22, 2025, between the Company and CST, as trustee.

10.4	Registration Rights Agreement, dated October 22, 2025, among the Company, the Sponsors, and certain officers and directors of the Company.

10.5	Letter Agreement, dated October 22, 2025, among the Company, the Sponsors, and certain officers and directors of the Company.

10.6	Indemnity Agreement, dated October 22, 2025, between the Company and each of the officers and directors of the Company.

10.7	Administrative Agreement, dated October 22, 2025, between the Company and Copley Square.

99.1	Press Release, dated October 22, 2025.

99.2	Press Release, dated October 24, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvard Ave Acquisition Corporation

	By:	/s/ Sung Hyuk Lee
	Name:	Sung Hyuk Lee
	Title:	Chief Executive Officer

Date: October 27, 2025